Exhibit 10.2

AMENDMENT NUMBER TWO TO EMPLOYMENT LETTER

This amendment (the “Amendment”) to the Employment Letter (the “Employment Letter”) entered into as of November 28, 2007 and amended as of December 4, 2008 between EMC Corporation (“EMC”), and Joseph M. Tucci (the “Executive”), is made as of May 7, 2009.

WHEREAS, the Employment Letter provides that the Executive shall receive an annual base salary of $1,000,000 and a target incentive bonus of $1,440,000 through December 31, 2010; and

WHEREAS, at the Executive’s request his 2009 annual base salary was reduced by 10% to $900,000 and his 2009 target bonus incentive was reduced by 30% to $1,008,000, each effective January 1, 2009; and

WHEREAS, at the Executive’s request and pursuant to a company-wide cost reduction initiative his 2009 annual base salary was reduced by a further 5% effective May 2, 2009; and

WHEREAS, in light of the above voluntary reductions, EMC has agreed that if the Executive becomes entitled to any severance payments pursuant to Paragraphs 7(a) or (b) of the Employment Letter such severance shall be calculated without regard to the foregoing reductions;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Paragraph 3 of the Employment Letter is hereby amended and restated in its entirety to provide as follows:

3. Your annual cash compensation through 2010 will consist of a base salary of $1,000,000 and a target bonus incentive of $1,440,000. However, for 2009, at your request, (i) your annual base salary will be $900,000 through May 1st and $850,000 thereafter and (ii) your target bonus will be $1,008,000. Notwithstanding the foregoing voluntary reductions, any payments that are required to be made pursuant to Paragraphs 7(a) or (b) of this Employment Letter will be calculated assuming that your base salary was $1,000,000 and your target bonus incentive was $1,440,000.

2. This Amendment shall be effective as of the date hereof.

3. This Amendment may be executed in counterparts, each of which shall be an original and all of which shall constitute the same document.

4. Except as modified by this Amendment, the Employment Letter is hereby confirmed in all respects.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date and the year first written above.

EMC CORPORATION

/s/ David N. Strohm
David N. Strohm Lead Director

EXECUTIVE

/s/ Joseph M. Tucci
Joseph M. Tucci

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